Loss per share	9 Months Ended
Sep. 30, 2026
Loss Per Share [abstract]
Loss per share
15.	Loss per share

Net loss per common share represents net loss attributable to common shareholders divided by the weighted average number of common shares outstanding during the period.

For all the periods presented, diluted loss per share equals basic loss per share due to the anti-dilutive effect of warrants, share options, PSUs, RSUs and convertible debentures. The outstanding number and type of securities that could potentially dilute basic net loss per share in the future but would have decreased the loss per share (anti-dilutive) for the nine months ended September 30, 2026, and 2025 are as follows:

	September 30, 2026	September 30, 2025
	#	#
Warrants	191,998	53,179
Share Options	307,500	160,956
RSUs	1,600	97,600
Convertible debentures	198,333	-
	699,431	311,735